UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

             INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[ ] Definitive Information Statement


                          Prepaid Card Holdings, Inc.
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                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount previously paid: _________________________________

2) Form, Schedule or Registration Statement No.: _________________

3) Filing Party: ___________________________________________

4) Date Filed: ___________________________________________



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                          PREPAID CARD HOLDINGS, INC.

                             INFORMATION STATEMENT

        Pursuant To Section 14(c) of Securities and Exchange Act Of 1934

                 Approximate Date of Mailing: December 5, 2008

                       WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information Statement is being furnished by the Board of Directors of Prepaid Card Holdings, Inc. (the "Company") to the stockholders of record of the Company's common stock at the close of business on December 5, 2008 (the "Record Date"), and is being sent to you to inform you of action which has been approved by the holders of at least a majority of the voting power of the Company outstanding on the Record Date, by written consents without holding a meeting of stockholders. By such written consents, such stockholders approved the following action:

1.     To  effect  a 1 for 10 reverse stock split of the Company's common stock.

Our Board of Directors unanimously adopted and approved the proposal, and on December 3, 2008, we received the written consent, in lieu of a meeting of stockholders, from the holders of a majority of the outstanding shares of Common Stock. No other votes were required to adopt the Amendment and none are being solicited hereunder. A copy of the Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit "A".
                                         ------------

This Information Statement is first being mailed or furnished to stockholders on or about December 5, 2008, and the Amendment described herein will not become effective until at least twenty (20) calendar days thereafter. We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses.


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NO  VOTE  OR  OTHER  CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH
THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
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                    OUTSTANDING SECURITIES AND VOTING RIGHTS

As of December 5, 2008, the Company had authorized one billion (1,000,000,000) shares of common stock, $0.001 par value, 403,903,870 of which were issued and outstanding. Our Articles of Incorporation do not authorize the issuance of Preferred Stock, and there are presently no shares of preferred stock outstanding.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of Stockholders. However, under Nevada law, any action that may be taken at any stockholders' meeting may be taken by written consent of the requisite number of stockholders required to take such action. The Amendment requires the affirmative vote or written consent of the holders of a majority of the Company's outstanding common stock.

                              STOCKHOLDERS' RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions proposed and discussed in this Information Statement is authorized by Section 78.320(2) of the Nevada Revised Statutes (the "NRS"). This section provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power.

In order to eliminate the costs and management time involved in holding a special meeting and in order to effectuate the proposed resolutions as early as possible in order to accomplish the purposes of the Company, the Company chose to obtain the written consent of its stockholders holding a majority of the Company's voting power.

The action described in this Information Statement cannot be taken until at least 20 days after this Information Statement has been first mailed to the Company's stockholders.

                             NO DISSENTERS' RIGHTS

The NRS does not provide for dissenter's rights in connection with any of the actions proposed in this Information Statement.

                                 THE AMENDMENTS
GENERAL

The Board has approved, and the stockholders owning a majority of the shares entitled to vote on matters submitted to the stockholders have consented in writing to amend the Company's Articles of Incorporation to effect a 1 for 10 reverse stock split of the common stock.

A copy of the Articles of Amendment effecting the reverse split in substantially the form to be filed with the Secretary of State of Nevada, is attached to this Information Statement as Exhibit "A". The stockholders owning a majority of the
                         -----------
issued  and  outstanding  shares  of  the  Common

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Stock have consented to the increase in authorized shares of Common Stock, which will  become  effective  on  December  26,  2008  (the  "Effective  Date").

The Company has taken all action required under Nevada law to approve the Amendment; however, since stockholder approval of the Amendment was obtained by written consent rather than at a stockholders' meeting, Nevada law requires that notice be sent to all non-consenting stockholders notifying them of the actions taken not more than 30 days after the effective date of the consent and the Exchange Act will not permit such filing until the expiration of 20 calendar days from the date hereof. The Articles of Amendment filed with the Nevada Secretary of State will not become effective until the Effective Date, after the expiration of the 20-calendar day period.

STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

As of December 5, 2008, the Company had 403,903,870 issued and outstanding shares of Common Stock, and no issued and outstanding shares of Preferred Stock. Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders.

By written consent dated December 3, 2008 the stockholders owning 297,325,000 shares of Common Stock approved the adoption and implementation of the Amendment. Such action is sufficient to satisfy the applicable requirements of Nevada law that stockholders approve such actions. Accordingly, stockholders will not be asked to take further action on the Amendment at any future meeting and the Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with the Amendment.

PURPOSE AND EFFECT

The reverse split will provide the Company with the ability to issue capital stock in connection with any future financing activities or acquisitions using the Company's capital stock.

Having a substantial number of authorized but unissued shares of common stock that are not reserved for specific purposes will allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening an annual meeting of shareholders for the purpose of approving an increase in the Company's capitalization. The issuance of additional shares of common stock may, depending upon the circumstances under which such shares are issued, reduce shareholders' equity per share and may reduce the percentage ownership of common stock by existing shareholders. It is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation.

The reverse split under the amendment could be used by its Board of Directors to make more difficult, and thereby discourage, delay or prevent, an attempt to acquire control of the Company. For example, the shares could be privately placed with purchasers who might support the Company's Board of Directors in opposing a hostile takeover bid. The issuance of new shares

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also  could  be  used  to dilute the stock ownership and voting power of a third party seeking to remove directors, replace incumbent directors, accomplish certain business combinations or alter, amend or repeal provisions of the Company's articles of incorporation or bylaws. To the extent that it impedes any such attempts, the issuance of shares following the adoption of the amendment may serve to perpetuate existing management. While the amendment may have potential antitakeover effects, it is not prompted by any specific effort or takeover threat currently perceived by the Company's Board of Directors or management. Although under Nevada law our Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of its shareholders, its Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of its shareholders might believe to be in their best interests or in which shareholders might receive a premium for their stock over the then market price of such stock.

                           EFFECTIVENESS OF AMENDMENT

The Company reserves the right, upon notice to stockholders, to abandon or modify the proposed Amendment at any time prior to the filing of the Amendment upon consent of the Board and the holders of a majority of the existing stock entitled to vote on matters submitted to the stockholders.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table shows the beneficial ownership of our common stock as of December 5, 2008. The table shows the amount of shares owned by:

(1) each person known to us who owns beneficially more than five percent of the outstanding shares of any class of the Company's stock, based on the number of shares outstanding as of December 5, 2008;
(2)     each of the Company's Directors and Executive Officers; and
(3)     all of its Directors and Executive Officers as a group.


                     AMOUNT OF SHARES  PERCENT OF SHARES
IDENTITY OF          BENEFICIALLY      BENEFICIALLY
PERSON OR GROUP      OWNED             OWNED2,4            CLASS
-------------------  ----------------  ------------------  ------
Bruce Berman
CEO and Chairman         297,325,0003               74.9%  Common
-------------------  ----------------  ------------------  ------

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
Robert Christiansen
COO and Director        85,000,0001,3               19.8%  Common
-------------------  ----------------  ------------------  ------
All Directors and
Officers as a Group       318,575,500               80.4%  Common
-------------------  ----------------  ------------------  ------

(1) Includes 21,250,000 shares and options to purchase up to 63,750,000 shares held by Mr. Berman. Mr. Berman had issued an option to Mr. Christiansen to purchase up to 127,500,000 shares of his stock, which was reduced to 106,250,000 on July 28, 2008. As of July 29, 2008, these options are exercisable on the following schedule: (a) 42,500,000 shares once the Company has 30,000 activated cards (these options were exercised on May 27, 2008); (b) an additional 42,500,000 shares (reduced to 21,250,000 on July 28, 2008) once the Company has 70,000 issued cards and the Company's revenues exceed $500,000 per month; and
(c) an additional 42,500,000 shares once the company has 120,000 issued cards and the Company's revenues exceed $825,000 per month. Mr. Christiansen may exercise those options upon reaching those milestones upon payment to Mr. Berman of an exercise price of $.0001 per share for the options. If the conditions are not met, the warrants referred to in (b) above expire August 1, 2011, and the warrants referred to in (c) above expire August 1, 2012.

(2) The percentage of shares owned is based on 403,903,870 shares being outstanding as of December 5, 2008. Where the beneficially owned shares of any individual or group in the following table includes any options, warrants, or other rights to purchase shares in the Company's stock, the percentage of shares owned includes such shares as if the right to purchase had been duly exercised.

(3) On July 28, 2008, senior management of the Company agreed to cancel and return to treasury a total of 127,500,000 shares of the Company's common stock. Bruce Berman agreed to cancel 106,250,000 of his shares, and Robert Christiansen agreed to cancel 21,250,000 of his shares.

In addition, Mr. Christiansen agreed to restructure his option agreement with Mr. Berman. The total number of options to purchase shares held by Mr. Berman was been reduced by 21,250,000, and the remaining options have been made conditional on additional Company performance milestones. 42,500,000 options conditional on the issuance of 70,000 cards have been reduced to 21,250,000, and made conditional also on the Company's revenues exceeding $500,000 per month. 42,500,000 options conditional on the issuance of 120,000 cards have been made conditional also on the Company's revenues exceeding $825,000 per month.

As a result of the cancellation, the Company's amount of common stock outstanding was reduced from 524,466,390 to 396,966,390, a drop of 24.3%. Proportionate ownership by all shareholders will increase by 32.1%.

(4) BENEFICIAL OWNERSHIP OF SECURITIES: Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, involving the determination of beneficial owners of securities, a beneficial owner of securities is person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares, voting power and/or investment power with respect to the securities, and any person who has the right to acquire beneficial ownership of the security within sixty days through means including the exercise of any option, warrant or conversion of a security.

                                  OTHER ACTION

No other action was taken or authorized by the stockholders' written consent to corporate action to which this Information Statement pertains.


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                         COSTS OF INFORMATION STATEMENT

This Information Statement has been prepared by the Company and its Board of Directors. The Company will bear the costs of distributing this Information Statement to stockholders, including the expense of preparing, assembling, printing and mailing the Information Statement. Although there is no formal agreement to do so, the Company may reimburse attorneys, banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Information Statement and related materials to stockholders. The Company may pay for and use the services of other individuals or companies not regularly employed by the Company in connection with the distribution of this Information Statement if the Board of Directors of the Company determines that this is advisable.

BY ORDER OF THE BOARD OF DIRECTORS


\s\ Bruce Berman
----------------
Bruce Berman, Chief Executive Officer and Chairman of the Board of Directors

































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                                  EXHIBIT "A"
DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website:  secretaryofstate.biz

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Certificate of Amendment
(Pursuant to NRS 78.385 and 78.390)
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             Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporation

         (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.     Name of corporation:

Prepaid Card Holdings, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

          Section 1 of Article VI of the Certificate of Incorporation filed with the Office of the Secretary of State of Nevada is hereby amended to read in full as follows:

          'SECTION 1.  AUTHORIZED SHARES

          The total number of shares which this corporation is authorized to issue is 1,000,000,000 shares of common stock at $.001 par value per share. Effective as of December 26, 2008, the shares of common stock shall be subject to a 1 for 10 reverse stock split.'

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: a majority of those
                                                        -------------------
authorized
----------

4.     Effective date of filing (optional): December 26, 2008

5.     Officer signature (required):  /s/ Bruce Berman
                                      ----------------

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of the shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

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